EXHIBIT 99
                                                              ----------



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                                   NISOURCE

                                February, 2002




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                              PREMIER COMPETITOR
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  *  Strategic Location
     -  30% Population/40% of U.S.
        Energy Consumption

  *  Third Largest Gas Distribution Company
     in the U.S.
     -  3.2 million Customers - 9 States

  *  Fourth Largest Gas Pipeline
     Company in the U.S.                     [MAP OF EASTERN UNITED STATES
     -  16,500 miles Interstate Pipelines       DEPICTING ENERGY CORRIDOR]

  *  Second Largest Gas Storage Network
     in the U.S.
     -  670 Bcf (Market Area)

  *  90% EBIT From Regulated Operations


                                                       [NiSource logo]



======================================================================
                        COLUMBIA ACQUISITION
                      FIRST YEAR KEY MILESTONES
======================================================================


  *  Reached Goal of Selling $1.4 Billion of Non-Core Assets

  *  Achieved Merger Savings of $100 Million Dollars a Year for
     2001 and Beyond

  *  Consolidated Back Office Activities and Centralized Gas Supply

  * Implemented Best Practices and Drove Out Costs and Redundancies - Continuing into 2002

  *  Reduced Staffing Levels by 27% or 4,000 Employees



                                                       [NiSource logo]


=======================================================================
                        A DIVERSIFIED BUSINESS PROFILE
=======================================================================

                           [Graphs depicting EBIT]

         NiSource Pre-Merger                NiSource Post-Merger
            1999 EBIT(1)                       2002E EBIT(1)
    -----------------------------      ------------------------------

    Electric Operations     70%        E&P                      5%
    Gas Distribution        25%        Electric Operations     23%
    Other                    5%        Gas Distribution        38%
                                       Gas Transmission        30%
                                       Merchant                 4%

   (1)  Excludes corporate overhead.

                                                  [NiSource logo]





                       =======================================================================
                                               THE NISOURCE PORTFOLIO
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              GAS                            ELECTRIC                   MERCHANT                        OTHER
  -----------------------------      -------------------------    ---------------------     ------------------------------
       GAS DISTRIBUTION               ELECTRIC DISTRIBUTION       GAS & POWER TRADING              OTHER OPERATIONS
  * 3.2 million Customers in         * 430,000 Customers in                                 * NiSource Energy Technologies
    Nine States                        Northern Indiana           WHOLESALE POWER SALES       (distributed generation)
  * 54,000 Miles of Distribution                                                            * Fiber Optic Network
    Pipeline                                                      PRIMARY ENERGY
  * Customer Choice in Most
    States                                                        * Cogeneration

  TRANSMISSION & STORAGE                   GENERATION
  * Over 16,500 Miles of Pipeline    * 3,179 MW of Coal-Fired
    in 16 Jurisdictions                and 203 MW of Gas
  * One of the Largest Underground     Fired Generation
    Natural Gas Storage Networks
    (670 Bcf)

  EXPLORATION & PRODUCTION
  * Based in Appalachia and
    Canada
  * Proved Gas Reserves of
    1.1Tcf
  * Over 8,000 Wells
  * Over 6,000 Miles of
    Gathering Facilities

                                                                        [NiSource logo]




======================================================================
                FOCUSING ON DOMESTIC UTILITY BUSINESS
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  *  Solid Core Businesses / Strong Asset Base
     -  Gas/Electric Distribution
     -  Pipeline/Storage
     -  Exploration/Production

  *  Strategically Located
     -  Third Largest Gas Distribution Company in U.S.
     -  Pipeline and Electric Crossroads of Midwest
     -  Multi-Market Gas Storage/Marketing

  *  Clean Electric Capacity
     -  No Nuclear Capacity

  *  Substantial Cash Flow



                                                       [NiSource logo]



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                           CORPORATE FOCUS
                    Focusing on Shareholder Value
======================================================================


  *  Shareholder Returns in Top 10%
     -  Earnings / Dividend Growth

  *  Strengthen Balance Sheet
     -  Reduce Leverage
     -  Improve Liquidity

  *  Improve Performance of Core Businesses
     -  Reduce Costs
     -  Increase Productivity / Efficiencies




                                                       [NiSource logo]


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                      CAPITAL FOR FUTURE GROWTH
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                      2002E Capital Expenditures
                      --------------------------
                                $667 MM
                                -------



              [Graph depicting                  $274 MM Growth Capex
            Capital Expenditures]               --------------------

       E&P                      14%             * 32% Gas Distribution
       Electric Operations      31%             * 24% Gas Transmission
       Gas Transmission         21%             * 33% E&P
       Gas Distribution         28%             *  7% Electric
       Merchant                  1%             *  4% Other
       Other                     5%





                                                       [NiSource logo]



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                        2001 FINANCIAL REVIEW
======================================================================


  *  Milder Winter Weather

  *  Weaker Sales Related to Economy
     -  Industrial and Manufacturing Sectors

  *  Weaker Business Sector Performance
     -  Merchant Operations
     -  E&P

  *  One-Time Adjustments
     -  Restructuring Charges
     -  Fiber Optic Operations / Impairment
     -  Interest Due to Delayed Asset Sales
     -  Uncollectible Accounts
     -  Market Hub Partners Settlement
     -  Transition and One-Time Costs


                                                      [NiSource logo]


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                      ANNUAL EARNINGS PER SHARE
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    [Graph depicting NiSource annual earnings per share]


                         YEAR        DIVIDEND
                         ----        --------

                         1997         $1.54
                         1998         $1.60
                         1999         $1.29
                         2000         $1.12
                         2001         $1.05

The Year-to-Year Earnings are Not Comparable Due to the Acquisition of Columbia Energy Group on November 1, 2000.

*Includes Adjustment Items of $0.77 and $0.64 for 2000 and 2001 respectively.



                                                       [NiSource logo]



======================================================================
                           DIVIDEND GROWTH
======================================================================

           [Graph depicting Dividend Growth for years 1998-2002]


                         YEAR        DIVIDEND
                         ----        --------

                         1998         $0.96
                         1999         $1.02
                         2000         $1.08
                         2001         $1.16
                         2002         $1.16
                      (Indicated)



                                                       [NiSource logo]



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                       STOCK INVESTMENT HISTORY
======================================================================


 [Graph comparing NiSource Stock Price and the Dow Jones Utilities Average for the years 1990 - 2002 (first quarter)]












                                                       [NiSource logo]




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                        2002 EARNINGS GUIDANCE
                            $2.15 - $2.20
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  Earnings Guidance Assumes Normal Weather and the Following:

  *  Little Growth Resulting from Continued U.S. Economic Downturn
     -  Industrial / Manufacturing Customers
     -  Merchant Energy Markets

  *  Reasonable Negotiated Settlement in Indiana Electric Rate
     Investigation

  *  50 Cents Per Share for Elimination of Goodwill

  *  Modest Increase in E&P Production Volumes - Offset by Lower
     Gas Prices

  *  Additional 2002 Integration Synergies Partially Offset by
     Increased Pension Costs and Property Insurance


                                                       [NiSource logo]



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                          GAS BUSINESS FOCUS
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  *  Grow Gas Business
     -  Distribution
     -  Transmission/Storage
     -  Exploration & Production





                                                       [NiSource logo]




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                             GAS INDUSTRY
                       COMPELLING FUNDAMENTALS
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                   Growth Driven by New Natural Gas Demand

                                       *    Demand for Natural Gas to
                                            Increase to Approximately
                                            30 Tcf by 2010
     [Bar chart depicting natural gas
     demand for 1998, 2005 and 2010]   *    25% Demand Growth Through
                                            2010 (2.1% annual Growth
                                            Rate in Electricity)

                                       *    Natural Gas Becomes
                                            the Clean Burning Fuel
                                            for Electric Generation


                                        1998      2005     2010
                                        ----      ----     ----
           All other uses               13 Tcf    17 Tcf   22 Tcf

           Electricity Generation        3         4        7
                                       ---        ---     ---

           Total                        16 Tcf    21 Tcf   29 Tcf

   Source: Natural Petroleum Council

                                                       [NiSource logo]



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                       GAS MARKET OPPORTUNITIES
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  *  Utilize Strategic Crossroads Position in
     the Midwest to New England Regions
     -  Pipeline Interconnects

  *  The Gulf Coast/Midwest/Northeast Gas Markets
     -  Expand Pipeline Interconnects
     -  Establish Strong Market Presence
     -  Build Customer Base

  *  Utilize Our Combined Assets In a Region with
     Significant Market Opportunities



                                                       [NiSource logo]




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                              GAS DISTRIBUTION
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                                       *    Located in a Growing Energy
                                            Corridor

                                       *    Diversification of Customers
                                            and State Regulation
    [Map of Columbia and NiSource Gas
           Service Territories]        *    Favorable Overall Regulatory
                                            Environment
                                            - Customer Choice
                                            - Incentive Opportunities

                                       *    Vertical Integration with
                                            Pipeline and E&P




                                                       [NiSource logo]




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                        GAS TRANSMISSION AND STORAGE
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                                       *    Positioned to Fuel New Power
                                            Generation Facilities

         [Map of Storage               *    Competitive Cost Structure Versus
     Facilities and Pipelines]              Other Pipeline Systems in the
                                            Mid-Atlantic Region

                                       *    Unique Web-like Network Benefits
                                            from Integrated Storage and Access
                                            to Supply

                                       *    Millennium Pipeline Project to
                                            Supply Gas to Northeastern and
                                            Mid-Atlantic Markets


                                                         [NiSource logo]



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                         EXPLORATION AND PRODUCTION
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                                     *    Long-lived Appalachian
                                          Reserves

                                     *    8,000 Wells Including a
 [Map of Operation Headquarters,          Gas Gathering System
  Regional Offices, U.S. Operating
  Regions and Canadian Joint         *    Strategically Located Near
  Ventures]                               Expanding Markets

                                     *    NiSource E&P Produced 54 Bcf
                                          in 2001




                                                [NiSource logo]




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                       STRATEGICALLY POSITIONED ASSETS
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          [Map of Eastern United States depicting NiSource assets]






                                                       [NiSource logo]


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                       ELECTRIC BUSINESS FOCUS
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  *  Maximize Generation Asset Value
     -  Lower Fuel/Production Costs
     -  Increase Unit Availability

  *  Market Generation to Higher Margins
     -  Retail Customer Growth
     -  Midwest Wholesale Markets



                                                       [NiSource logo]


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                        INTEGRATED ELECTRIC UTILITY
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                                   *    Vertically Integrated Utility
                                        - 430,000 Regulated Electric
                                          Customers

           [Map showing            *    3,400 MW Generation Portfolio
        NIPSCO in Indiana]              - Could Yield Premium if Divested

                                   *    Strong Environmental Program
                                        - NiSource Added to Dow Jones
                                          Sustainability World Index

                                   *    Electric Rate Investigation
                                        - Resolution Expected Feb., 2002




                                                         [NiSource logo]


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                        STRATEGICALLY LOCATED
                          IN MIDWEST MARKETS
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                                   *    Competitive Portfolio of
                                        Electric Generation

   [Map showing proximity to       *    Gateway Interconnect with Five
        Michigan Market                 Surrounding Control Areas
         Com Ed Hub and                 -  Net Long Asset Position
          Cinergy Hub]                  -  Sell Excess Energy Into
                                           Midwestern Markets





                                                         [NiSource logo]
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                     ELECTRIC MARKET OPPORTUNITIES
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  *  Partner with Customers
     -  Installed Cogeneration
     -  Retain/Grow Business

  *  Market Power in Midwest

  *  Utilize Gas Technologies for
     Electric Generation
     -  Cogeneration and Microturbines (CHP)



                                                       [NiSource logo]


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                       MERCHANT BUSINESS FOCUS
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  *  Expand Merchant Energy Business

     -  Announced Alliance with Aquila on January 14, 2002

        -  Leverage Existing Assets
        -  Capitalize on New Market Opportunities
        -  Deliver Energy Solutions

     - Large Industrial Customer Base Provides Multiple Inside the the Fence Cogeneration Opportunities




                                                       [NiSource logo]



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                             PRIMARY ENERGY INC.
======================================================================


   *    Develop/Manage Energy Projects for Large Industrial Customers
        -    Inland Steel/National Steel/US Steel; 350 MW
        -    Whiting Clean Energy Project; 525 MW
        -    Ironside Energy; 50 MW

   *    Partnership with Fluor Daniel

   *    Alliance with Duke Energy

   *    Footprint Creates New Opportunities






                                                       [NiSource logo]



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                            BUILDING FOR TOMORROW
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                                 VALUE CHAIN



          UPSTREAM                                       DOWNSTREAM
          --------                                       ----------

                                  Commodity               Commodity
         Commodity\------------/Distribution\------------/Conversion
         ---------              ------------              ----------

   *  Pipeline Expansion     *  Regulated Utilities    *  Cogeneration
   *  Gas Storage            *  Customer Growth        *  Customer Choice
   *  Exploration &                                    *  Products &
      Production                                          Services
   *  Risk Management                                  *  Distributed
                                                          Generation





                                                       [NiSource logo]



======================================================================
                        NISOURCE ENERGY MARKET
======================================================================


  *  3.2 Million Customers

  *  16,500 Miles of Gas Pipelines

  *  670 Bcf of Gas Storage                [MAP OF EASTERN UNITED STATES
                                             DEPICTING ENERGY CORRIDOR]
  *  4,325 MW Power Generation
     Capability

  *  Over 1.1 Tcf Proved
     Natural Gas Reserves



                                                       [NiSource logo]


======================================================================
                      BUILDING SHAREHOLDER VALUE
======================================================================

                          * * * * * * * * * * * * * * * *
                          *      SHAREHOLDER VALUE      *
                          * * * * * * * * * * * * * * * *

              * * * * * * * * *  * * * * * * * * *  * * * * * * * * * *
              *    Maximize   *  *    Focused    *  *                 *
              *  Utilization  *  *   Strategic   *  *  Environmental  *
              *   of Assets   *  *  Investments  *  *   Stewardship   *
              * * * * * * * * *  * * * * * * * * *  * * * * * * * * * *

  * * * * * * * * * *  * * * * * * * * * *  * * * * * * * * *  *  * * * * * * * * *
  *                 *  *                 *  *    Manage        *  *               *
  *     Employee    *  *    Customer     *  *   Expenses/      *  *  Technology   *
  *  Effectiveness  *  *     Driven      *  *    Margins       *  *               *
  * * * * * * * * * *  * * * * * * * * * *  * * * * * * * * *  *  * * * * * * * * *

  * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
  *                       F I N A N C I A L  S T R E N G T H                      *
  * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *



                                                       [NiSource logo]


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                                [NiSource logo]





   This presentation contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are subject to various risks and uncertainties. The factors that could cause actual results to differ materially from the projections, forecasts, estimates and expectations discussed herein include, among other things, increased competition in deregulated energy markets, weather, fluctuations in supply and demand for energy commodities, successful consummation of dispositions, growth opportunities for NiSource's regulated and nonregulated businesses, dealings with third parties over whom NiSource has no control, actual operating experience of acquired assets, NiSource's ability to integrate acquired operations into its operations, the regulatory process, regulatory and legislative changes, changes in general economic, capital and commodity market conditions, and counter-party credit risk, many of which are beyond the control of NiSource. These and other risk factors are detailed from time to time in the company's SEC reports. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The company does not undertake any obligation to publicly release any revision to these forward-looking statements to reflect events or circumstances after the date of this presentation.



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